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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 3, 2004

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                            THE LUBRIZOL CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-5263                  34-0367600
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)



   29400 Lakeland Boulevard, Wickliffe, Ohio                         44092
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    (Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code (440) 943-4200
                                                           ---------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 3, 2004, pursuant to the Agreement and Plan of Merger, dated April 15, 2004 (the "Merger Agreement"), by and among The Lubrizol Corporation ("Lubrizol"), Lubrizol Acquisition Corporation and Noveon International, Inc. ("Noveon International"), Lubrizol Acquisition Corporation was merged with and into Noveon International. In connection with the merger, Noveon International was the surviving corporation and became a wholly owned subsidiary of Lubrizol.

     Noveon International is a global producer and marketer of technologically advanced specialty chemicals for a broad range of consumer and industrial applications. Lubrizol intends to utilize the assets of Noveon International and its subsidiaries to produce substantially the same specialty chemicals sold by the acquired businesses prior to the merger.

     Lubrizol paid approximately $920.0 million for the equity of Noveon International, minus certain transaction expenses of Noveon International, and has subsequently paid an aggregate of approximately $1.1 billion in connection with the refinancing of the outstanding indebtedness of Noveon International and its subsidiaries. The amount of consideration paid for the equity of Noveon International was determined through arms-length negotiations between Lubrizol and Noveon International.

     Lubrizol financed the acquisition of Noveon International, and refinanced the indebtedness of Noveon International and its subsidiaries, through draws under Lubrizol's 364-Day Credit Agreement, dated May 28, 2004 (the "364-Day Credit Agreement"), entered into with Citicorp North America, Inc., KeyBank National Association, ABN AMRO Bank N.V., Wachovia Capital Investments, Inc., The Bank of Tokyo-Mitsubishi, Ltd. and PNC Bank, National Association.

     Prior to the merger, Noveon International was controlled by AEA Investors LLC, Credit Suisse First Boston LLC, MidOcean Capital/PMD Investors, LLC and their respective affiliates.

     Copies of the Merger Agreement, certain ancillary agreements, the 364-Day Credit Agreement and the press release announcing the completion of the merger are filed as Exhibits 2.1, 2.2, 2.3, 10.1 and 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) The following financial statements of Noveon International and BFGoodrich Performance Materials (the predecessor company and a segment of The BFGoodrich Company) are filed as Exhibits 99.2 and 99.3 to this Form 8-K/A Amended Report:

         Audited Financial Statements
         ----------------------------
         Reports of Independent Registered Public Accounting Firm.

         Consolidated Statement of Operations for the years ended December 31, 2003 and 2002, the ten months ended December 31, 2001 and the two months ended February 28, 2001.

         Consolidated Balance Sheet as of December 31, 2003 and 2002.

         Consolidated Statement of Cash Flows for the years ended December 31, 2003 and 2002, the ten months ended December 31, 2001 and the two months ended February 28, 2001.

         Consolidated Statement of Stockholders' Equity for the years ended December 31, 2003 and 2002 and the ten months ended December 31, 2001 and the Consolidated Statement of BFGoodrich Investment for the two months ended February 28, 2001.

         Notes to Consolidated Financial Statements.

         Unaudited Condensed Financial Statements
         ----------------------------------------
         Condensed Consolidated Income Statement for the three month periods ended March 31, 2004 and 2003.

         Condensed Consolidated Balance Sheet as of March 31,
         2004 and December 31, 2003.

         Condensed Consolidated Statement of Cash Flows for the three month periods ended March 31, 2004 and 2003.

         Notes to Condensed Consolidated Financial Statements.


(b) The following unaudited pro forma financial information of Lubrizol, reflecting the acquisition of Noveon International, is filed as Exhibit 99.4 to this Form 8-K/A Amended Report:

         Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2004.

         Notes to Unaudited Pro Forma Consolidated Balance Sheet.

         Unaudited Pro Forma Consolidated Statement of Income for the three month period ended March 31, 2004.

         Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2003.

         Unaudited Pro Forma Consolidated Statement of Income for the three month period ended March 31, 2003.

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         Notes to Unaudited Pro Forma Consolidated Statements of Income.

         The Unaudited Pro Forma Consolidated Balance Sheet and Statements of Income should be read in conjunction with the historical financial statements of Lubrizol and the notes thereto, which are included in Lubrizol's Annual Report on Form 10-K for the year ended December 31, 2003 and Lubrizol's Quarterly Report on Form 10-Q for the period ended March 31, 2004, and the historical financial statements of Noveon International and the notes thereto, which are included in Exhibit 99.2 and 99.3 to this Form 8-K/A Amended Report.

         The Unaudited Pro Forma Consolidated Statements of Income are not necessarily indicative of the results that would have occurred in the periods shown if Lubrizol's acquisition of Noveon International had been effected on the dates assumed in such statements or that will occur in the current year or any future period.

(c)  The following are filed as exhibits to this Form 8-K/A Amended Report:

     2.1 Agreement and Plan of Merger, dated April 15, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition Corporation and Noveon International, Inc. (incorporated by reference from Exhibit 2.1 to Lubrizol's Form 8-K filed June 16, 2004).

     2.2 Side Letter Agreement, dated April 15, 2004, delivered by Fried, Frank, Harris, Shriver & Jacobson LLP on behalf of Noveon International, Inc. (incorporated by reference from Exhibit 2.2 to Lubrizol's Form 8-K filed June 16, 2004).

     2.3 Side Letter Agreement regarding payment procedures, dated June 2, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition Corporation, Noveon International, Inc. and Fried, Frank, Harris, Shriver & Jacobson LLP. (incorporated by reference from Exhibit 2.3 to Lubrizol's Form 8-K filed June 16, 2004).

     10.1 364-Day Credit Agreement, dated May 28, 2004, by and among The Lubrizol Corporation, Citicorp North America, Inc., KeyBank National Association, ABN AMRO Bank N.V., Wachovia Capital Investments, Inc., The Bank of Tokyo-Mitsubishi, Ltd. and PNC Bank, National Association (incorporated by reference from Exhibit 10.1 to Lubrizol's Form 8-K filed June 16, 2004).

     23.1 Consent of Ernst & Young LLP.

     99.1 Press Release, dated June 3, 2004 (incorporated by reference from
          Exhibit 99.1 to Lubrizol's Form 8-K filed June 16, 2004).

     99.2 Consolidated financial statements of Noveon International, Inc. as of December 31, 2003 and 2002, the years ended December 31, 2003 and 2002, and the ten months ended December 31, 2001, consolidated financial statements of BFGoodrich Performance Materials (the predecessor company and a segment of The BFGoodrich Company) for the two months ended February 28, 2001 and reports of independent registered public accounting firm (incorporated by reference from Exhibit 99.1 to Lubrizol's Form 8-K filed May 20, 2004).

     99.3 Unaudited condensed consolidated financial statements of Noveon International, Inc. as of March 31, 2004 and December 31, 2003 and the three month periods ended March 31, 2004 and 2003 (incorporated by reference from Exhibit 99.2 to the Lubrizol's Form 8-K filed May 20,
          2004).

     99.4 Unaudited pro forma consolidated financial information of The Lubrizol Corporation as of March 31, 2004 and for the year ended December 31, 2003 and the three month periods ended March 31, 2004 and 2003 (incorporated by reference from Exhibit 99.3 to the Lubrizol's Form 8-K filed May 20, 2004).







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE LUBRIZOL CORPORATION

                                        By: /s/ Leslie M. Reynolds
                                            ---------------------------------
                                        Name:  Leslie M. Reynolds
                                        Title: Corporate Secretary and Counsel



Date:  July 29, 2004






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                                  EXHIBIT INDEX

Exhibit Number      Exhibit Description
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     2.1            Agreement and Plan of Merger, dated April 15, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition
                    Corporation and Noveon International, Inc. (incorporated by reference from Exhibit 2.1 to Lubrizol's Form 8-K filed
                    June 16, 2004).

     2.2 Side Letter Agreement, dated April 15, 2004, delivered by Fried, Frank, Harris, Shriver & Jacobson LLP on behalf of Noveon International, Inc. (incorporated by reference from
                    Exhibit 2.2 to Lubrizol's Form 8-K filed June 16, 2004).

     2.3 Side Letter Agreement regarding payment procedures, dated June 2, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition Corporation, Noveon International, Inc. and Fried, Frank, Harris, Shriver & Jacobson LLP (incorporated by reference from Exhibit 2.3 to Lubrizol's Form 8-K filed June 16, 2004).

     10.1 364-Day Credit Agreement, dated May 28, 2004, by and among The Lubrizol Corporation, Citicorp North America, Inc., KeyBank National Association, ABN AMRO Bank N.V., Wachovia Capital Investments, Inc., The Bank of Tokyo-Mitsubishi, Ltd. and PNC Bank, National Association (incorporated by reference from Exhibit 10.1 to Lubrizol's Form 8-K filed June 16, 2004).

     23.1           Consent of Ernst & Young LLP.

     99.1 Press Release, dated June 3, 2004 (incorporated by reference from Exhibit 99.1 to Lubrizol's Form 8-K filed June 16, 2004).

     99.2 Consolidated financial statements of Noveon International, Inc. as of December 31, 2003 and 2002, the years ended December 31 2003 and 2002, and the ten months ended December 31, 2001, consolidated financial statements of BFGoodrich Performance Materials (the predecessor company and a segment of The BFGoodrich Company) for the two months ended February 28, 2001 and reports of independent registered public accounting firm (incorporated by reference from Exhibit 99.1 to Lubrizol's Form 8-K filed May 20, 2004).

     99.3 Unaudited condensed consolidated financial statements of Noveon International, Inc. as of March 31, 2004 and December 31, 2003 and the three month periods ended March 31, 2004 and 2003 (incorporated by reference from Exhibit 99.2 to Lubrizol's Form 8-K filed May 20, 2004).

     99.4 Unaudited pro forma consolidated financial information of The Lubrizol Corporation as of March 31, 2004 and for the year ended December 31, 2003 and the three month periods ended March 31, 2004 and 2003 (incorporated by reference from Exhibit 99.3 to Lubrizol's Form 8-K filed May 20,
                    2004).